CONSULTING AGREEMENT


     This Consulting Agreement ("Agreement") is entered into as of April 7. 2001 by and between Nettaxi.com (the "Company") of 1696 Dell Avenue, Campbell, California 95008 and Innovative Networks, Inc. ("Consultant") having a place of business at 1200 West 7th Street, L1-100, Los Angeles, California 90017.

                                    RECITALS
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     A.     The Company is in the business of providing entertainment, education and information services over the World Wide Web through its Internet Website at WWW.NETTAXI.COM.
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     B.     Consultant has certain skills, experience and abilities with respect to  the  Company's  business.

     C. The Company desires to retain Consultant as an independent contractor to perform consulting services (the "Services") for the Company from time to time and Consultant is willing to perform such services, on the basis set forth more fully below.

                                    AGREEMENT
                                    ---------

     NOW THEREORE, in consideration of the mutual promises contained herein, the Company and Consultant agree as follows:

     1.     Services.  Consultant  agrees  to  perform the Services described in
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the  mutually  agreed  upon  Project Assignment attached hereto in a workmanlike manner according to the schedule of work set forth therein. A copy of the form of Project Assignment is attached hereto as Exhibit A("Project Assignment").
                                                ---------
Consultant agrees that the terms of this Agreement will apply to all services performed by Consultant for the Company even if a Project Assignment form has not been completed for a special assignment.

     2.     Payment  for Services.  The Company shall pay Consultant the fee set
            ---------------------
forth  in  the  Project  Assignment  for  the  performance  of  the  Services.

     3.     Relationship of Parties. Consultant shall perform the Services under
            -----------------------
the general direction of the Company and agrees to devote his or her best efforts to the Services and to the reasonable satisfaction of the Company.
Notwithstanding, Consultant shall determine, in Consultant's sole discretion, the manner and means by which the Services are accomplished, subject to the express condition that Consultant shall at all times comply with applicable law. Consultant is an independent contractor and Consultant is not an agent or employee of the Company, and has no authority whatsoever to bind the Company by contract or otherwise.

     4.     Company  Rule.  Consultant  shall observe the working hours, working
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rules  and  holiday  schedules  of  the  Company  while working on the Company's premises.


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     5.     Taxes  and  Benefits.  Consultant  acknowledges  and  agrees that it
            --------------------
shall be the obligation of Consultant to report as income all compensation received by Consultant pursuant to this Agreement and Consultant agrees to indemnify the Company and hold it harmless to the extend of any obligation imposed on the Company to pay any taxes or insurance, including without limitation, without taxes, social security, unemployment, or disability insurance, including interest and penalties thereon, in connection with any payments made to consultant by the Company pursuant to this Agreement.

     6.     Inventions.  All inventions, discoveries, concepts and ideas whether
            ----------
patentable or not, including but not limited to hardware, software, processes, methods, techniques as well as improvements thereto conceived, made, conceived or developed by Consultant and its agents, alone or with others, which (i) directly relate to or reference to the services of the Company; or (ii) which Consultant or its agents may receive from the Company while performing the Services (collectively referred to as "Developments"). Consultant hereby assigns his or her entire right, title and interest in and to all such Developments and any intellectual property rights arising therefrom. Consultant shall further cooperate with the Company in connection with any applications, filings, or documents prepared and or filed related to the developments. However, the Company shall have no rights to any products or information owned or developed by Consultant or its suppliers prior to the execution of this Agreement or modifications to such products or information in connection with the Project Assignment.

     7.     Confidentiality.  Consultant  and  its  agents  agree  to  hold  the
            ---------------
Company's Confidential Information in strict confidence: and not to disclose such Confidential Information to any third parties. Consultant and its agents further agree to deliver promptly all written Confidential Information in Consultant's or its agents possession to the Company at any time upon the Company's request. For purposes hereof, "Confidential Information" shall include all confidential and proprietary information disclosed by the Company including but not limited to software source code, technical and business information relating to the Company's current and proposed products, research and development, production, manufacturing and engineering processes, costs profit or margin information, finances, customers, suppliers, marketing and production, personnel and future business plans. "Confidential Information" also includes proprietary or confidential information of any third party who may disclose such information to the Company or Consultant and its agents in the course of the Company's business. In such case, Consultant must be aware from the content of the disclosure or notice by the Company or request of the third party that such information is Confidential. The above obligations shall not apply to Confidential Information which is already known to the Consultant or its agents at the time it is disclosed, or which before being divulged either
(a) has become publicly known through no wrongful act of the Consultant or its agents; (b) has been rightfully received from a third party without restriction on disclosure and without breach of this Agreement or other Agreement entered into by the Company; (c) has been independently developed by the Consultant or it agents; (d) has been approved for release by written authorization of the Company; (e) has been disclosed pursuant to a requirement of a governmental agency or of law.

     8.     Non-Solicitation.  Consultant  shall  not  for a period of two years
            ----------------
after the termination of his Services for whatever reason, solicit for hire, or hire any employee of the Company, or any person who was employed by the Company at any time within six months of the termination of Consultant's Services with the Company, to work for Consultant or any other person or entity.


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     9.     Termination.  This  Agreement  shall  commence  on  the  date  first
            -----------
written below and shall continue for a period of two (2) years or until terminated as follows:

          (a) Either party may terminate the Agreement in the event of a breach by the other party of any of its obligations herein if such breach continues uncured for a period of ten (10) days after written notice of such breach to the other party;

          (b) Either party may terminate this Agreement upon written notice to the other party if either party is adjudicated bankrupt, files a voluntary petition of bankruptcy; makes a general assignment for the benefit of creditors, is unable to meet its obligations in the normal course of business as they fall due or if a receiver is appointed on account of Insolvency;

          (c)  Nettaxi may terminate this Agreement for its convenience upon ten
(10)  days  written  notice  to  Consultant.

     Upon the termination of this Agreement for any reason, each party shall be released from all obligations and liabilities to the other occurring or arising after the date of such termination, except that any termination shall not relieve Consultant or the Company of their obligations under Paragraph 5 "Taxes
                                                             -----------
and  Benefits").  Paragraph  ("Inventions"),  Paragraph  7  ("Confidentiality"),
                  ---------                   ------------
Paragraph  8  ("Non-Solicitation")  and  Paragraph 10 ("General"), nor shall any
------------                             ------------
such termination relieve Consultant or the Company from any liability arising from any breach of this Agreement.

     10.  General
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          (a)  Pro-Existing Obligations. Consultant represents and warrants that
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Consultant  is not under any pre-existing obligation or obligations inconsistent with  the  provisions  of  this  Agreement.

          (b) Assignment. The rights and liabilities of the parties hereto shall
              ----------
bind and inure to the benefit of their respective successors, executors and administrators, as the case may be, provided that, as the Company has contacted for Consultant's services, Consultant may not assign or delegate its obligations under this Agreement either in whole or in part without prior written consent of the Company.

          (c) Equitable Relief. Because the Services are personal and unique and
              ----------------
because Consultant shall have access to and become acquainted with the Confidential Information of the Company, Consultant agrees that the Company shall have the right to enforce this Agreement and any of its provisions by injunction, specific performance or any other equitable relief without prejudice to any other rights and remedies that the Company may have for the breach of this Agreement.

          (d) Attorney's Fees. If any action at law or in equity is necessary to
              ---------------
enforce the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and expenses in addition to any other relief to which such prevailing party may be entitled.

          (e)  Governing  Law; Severability. This Agreement shall be governed by
               -----------------------------
and construed in accordance with the lam of the State of California as such laws are applied to Agreements to be entered into and to be performed entirely within California between California residents. The parties agree that the United Nations Conventions on Contracts for the International Sale of Goods is specifically excluded in its entirely from application to this Agreement. If any provision of this Agreement is for any reason found by a court of competent jurisdiction to be unenforceable, the remainder of this Agreement shall continue in full force and effect.

          (f)  Counterpart. This Agreement may be executed in counterparts, each
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of which shall constitute an original and all of which shall be one and the same instrument.

          (g)  Complete  Understanding  Modification. This Agreement constitutes
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the  full  and  complete  understanding  and Agreement of the parties hereto and supersedes all prior understandings and agreements. Any waiver, modification or amendment of any provision of this Agreement shall be effective only in writing and signed by the parties hereto.

          (h)  Waiver.  The  failure  of  either  party  to  insist  upon strict
               ------
compliance with any of the terms, covenants or conditions of this Agreement by the other party shall not be deemed a waiver of that term, covenant or condition, nor shall any waiver or relinquishment of any right or power at any one time be deemed a waiver or relinquishment of that right or power for all or any other time.

          (i)  Incorporation  by Reference. Any exhibits referred to within this
               ----------------------------
Agreement shall be considered as incorporated into, and part of, this Agreement.

          (j)  Notices.  Any  notices  required  or permitted hereunder shall be
               -------
given to the appropriate party at the address specified below or at such other address as the party shall specify in writing and shall be by personal delivery, facsimile transmission or certified or registered mail. Such notice shall be deemed given upon personal delivery to the appropriate address or upon receipt of electronic transmission or, if sent by certified or registered mail, three days after the date of the mailing.

     IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the date written below.

THE  COMPANY:                                NETTAXI.COM

                                             By:
                                                --------------------------------


                                             Its:



CONSULTANT:                                   By:
                                                --------------------------------


                                              Its:


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                                    EXHIBIT A
                                    ---------

                          Project Assignment # 4072001
                Under Consultant Agreement, Dated:  April 7, 2001


Duties: Consultant shall render such services as the Company may from time to time request in connection with the financial planning, capital structure, and the evaluation of merger candidates and including without limiting the foregoing:

     (1) advising the Company regarding the existing and possible alternative financial structures of the Company;

     (2) advising the Company regarding the formulation of business and financing goals and plans;

     (3) advising the Company concerning strategic issues, including alliance partnerships and joint ventures;

     (4) advising the Company concerning short and long range financial planning;

     (5)  exposing  the  Company  to  business  opportunities;

     (6)  seeking  potential  merger  or  acquisition  candidates.

Schedule: The work will commence on the date of this Agreement (the "Commencement Date") and shall be effective for a period of one (1) year.

Fee: As compensation for Consultant's services rendered to the Company as stated above, Consultant shall receive, at the start of this assignment, fully vested options (the "Options") to purchase up to one million five hundred thousand (1,500,000) shares of the Common Stock of the Company under the Company's stock option plan. The options shall be nonqualified options ("NQO's") as defined under the stock option plan and have certain "piggy back" registration rights as more fully set forth in the option agreement. Options shall be deemed fully earned within 60 days of the start of this Assignment.


Date Executed:  April 7, 2001


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